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                                                                    EXHIBIT 10.2

                        INCENTIVE STOCK OPTION AGREEMENT
                        UNDER THE CIVITAS BANKGROUP, INC.
                             1998 STOCK OPTION PLAN

      THIS INCENTIVE STOCK OPTION AGREEMENT is made and entered into effective as of the _____ day of _______________, 200__, by and between Civitas BankGroup, Inc., a Tennessee corporation (the "Company"), and _____________________ (the "Optionee"). Capitalized terms not otherwise defined herein shall have the meaning ascribed to such terms in the Civitas BankGroup, Inc. 1998 Incentive Stock Option Plan.

      WHEREAS, the Company has adopted the Civitas BankGroup, Inc. 1998 Stock Option Plan (the "Plan"), pursuant to which the Company is authorized to grant directors, officers and key employees of the Company and its subsidiaries and affiliates options to purchase shares of the Company's Common Stock, par value $0.50 per share (the "Common Stock");

      WHEREAS, the Company desires to afford the Optionee an opportunity to purchase Common Stock as hereinafter provided in accordance with the provisions of the Plan.

      NOW, THEREFORE, in consideration of the mutual covenants hereinafter set forth and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound hereby, agree as follows:

      1. Grant of Option. The Company hereby grants to Optionee the option (the "Option"), exercisable in whole or in part, to purchase ______ shares of the Company's Common Stock, for an exercise price of $_____ per share.

      2. Option Plan. This Option is granted under the Plan and, except as provided in Section 12, is intended to qualify as an incentive stock option, as that term is used in Section 422 of the Internal Revenue Code of 1986, as amended (the "Code") and is subject to the terms and conditions set forth in the Plan. In the event any of the provisions hereof conflict with or are inconsistent with the provisions of the Plan, the provisions of the Plan shall be controlling.

      3. Timing of Exercise. Optionee may exercise the Option with respect to the percentage and number of shares set forth below from and after the dates specified below:

    CUMULATIVE                                                               CUMULATIVE
PERCENTAGE VESTED                      DATE OF VESTING                   OPTIONS EXERCISABLE
-----------------                     -----------------                  -------------------
      _____%                          __________, _____                         _____

      _____%                          __________, _____                         _____

      _____%                          __________, _____                         _____

      _____%                          __________, _____                         _____

      _____%                          __________, _____                         _____

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This Option will expire ten (10) years from the date of grant with respect to any then unexercised portion hereof.

      4. Manner of Exercise. This Option shall be exercised by the Optionee (or other party entitled to exercise the Option under Section 5 of this Agreement) by delivering written notice to the Company stating the number of shares of Common Stock to be purchased, the person or persons in whose name the shares are to be registered and each such person's address and social security number. Such notice shall not be effective unless accompanied by the full purchase price for all shares so purchased. The purchase price shall be payable by check, note, shares of common stock already owned by the Optionee and held for at least six months, or such other instrument as the Committee shall accept and shall be accompanied by an executed Subscription Agreement in such form as determined by the Committee. In the event of payment by shares of the Common Stock, the shares used in payment of the purchase price shall be considered payment to the extent of their fair market value on the date of exercise of this Option. At the time of payment of the purchase price and prior to delivery of any certificate for such shares delivered in connection with this Option, Optionee shall pay to the Company in cash an amount sufficient to satisfy any federal, state and local withholding or other tax requirements.

      5. Nontransferability of Option. This Option shall not be transferable by the Optionee without the prior written consent of the Board otherwise than by will or by the laws of descent and distribution, and is exercisable during the Optionee's lifetime only by the Optionee. The terms of this Option shall be binding on the executors, administrators, heirs and successors of the Optionee.

      6. Termination of Employment.

            (a) Termination by Death. If the Optionee's employment by the Company or any Subsidiary terminates by reason of death, this Option may thereafter be exercised, to the extent to which it was then exercisable at the time of death, by the legal representative of the estate or by the legatee of the Optionee under the will of the Optionee, for a period of one year from the date of death or until the expiration of the stated term of the Option, whichever period is the shorter.

            (b) Termination by Reason of Disability. If the Optionee's employment by the Company or any Subsidiary terminates by reason of Disability, this Option may thereafter be exercised, to the extent to which it was then exercisable at the time of Disability, by the Optionee for a period of one year from the date of such termination of employment or until the expiration of the stated term of the Option, whichever period is the shorter.

            (c) Termination by Retirement. If Optionee's employment by the Company or any Subsidiary terminates by reason of Normal or Early Retirement, this Option may thereafter be exercised by the Optionee, to the extent to which it was then exercisable at the time of such Normal or Early Retirement, for a period of three months from the date of such termination of

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employment or until the expiration of the stated term of the Option whichever period is the shorter.

            (d) Termination for Cause. If the Optionee's employment by the Company or any Subsidiary is terminated for Cause, this Option shall terminate immediately and become void and of no effect.

            (e) Other Termination. If the Optionee's employment by the Company or any Subsidiary is involuntarily terminated for any reason other than death, Disability or Normal or Early Retirement or voluntarily terminated, other than for Disability or Normal or Early Retirement, this Option may be exercised, to the extent this Option was then exercisable, by the Optionee for a period of three months from the date of such termination of employment or the expiration of the stated term of the Option, whichever period is the shorter.

      7. Restrictions on Purchase and Sale of Shares. The Company shall be obligated to sell or issue shares pursuant to the exercise of this Option only in the event that the shares are at that time effectively registered or otherwise exempt from registration under the Securities Act of 1933, as amended (the "1933 Act"). In the event that the shares are not registered under the 1933 Act, the Optionee hereby agrees that, as a further condition to the exercise of this Option, the Optionee (or his successor under Section 5 hereof), if the Company so requests, will execute an agreement in form satisfactory to the Company in which the Optionee represents that he or she is purchasing the shares for investment purposes, and not with a view to resale or distribution. The Optionee further agrees that if the shares of Common Stock to be issued upon the exercise of this Option are not subject to an effective registration statement filed with the Securities and Exchange Commission pursuant to the requirements of the 1933 Act, such shares shall bear an appropriate restrictive legend.

      8. Adjustment. In the event of any merger, reorganization, consolidation, recapitalization, extraordinary cash dividend, stock dividend, stock split, or other change in capitalization or corporate structure affecting the Common Stock, the number of shares of Common Stock of the Company subject to this Option and the exercise price per share of such shares shall be adjusted appropriately by the Committee.

      9. No Rights Until Exercise. The Optionee shall have no rights hereunder as a shareholder with respect to any shares subject to this Option until the date of the issuance of a stock certificate to him or her for such shares upon due exercise of this Option. Nothing contained herein shall create an obligation on the part of the Company to repurchase any shares of Common Stock purchased hereunder.

      10. Amendment. The Board may amend the terms of this Option, prospectively or retroactively, but, subject to Section 9 above, no such amendment shall affect the rights of the Optionee hereunder without the Optionee's consent.

      11. Notices. All notices required to be given under this Option shall be deemed to be received if delivered or mailed as provided for herein, to the parties at the following addresses, or to such other address as either party may provide in writing from time to time.

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      To the Company:                             To the Optionee:

      Civitas BankGroup, Inc.                     [Optionee]
      4 Corporate Centre, Suite 320               _____________________________
      810 Crescent Centre Drive                   _____________________________
      Franklin, TN  37067                         _____________________________
      Attn: Corporate Secretary                   _____________________________

      12. Excessive Shares. In the event that the number of shares subject to this Option exceeds any maximum established under the Code for Incentive Stock Options that may be granted to Optionee, or in the event that this Option becomes first exercisable in any calendar year to obtain Common Stock having an aggregate Fair Value (determined at the time of grant) in excess of $100,000, this Option may be treated as a Non-Qualified Stock Option to the extent of such excess. If the exercise of the Option is accelerated in accordance with the terms of Section 6 of the Plan, then any portion of such Option that is not exercisable as an Incentive Stock Option by reason of the $100,000 limitation contained in Section 422(d) of the Code shall be treated as a Non-Qualified Stock Option.

                          (Next Page is Signature Page)

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      IN WITNESS WHEREOF, the parties have caused this Incentive Stock Option
Agreement to be duly executed as of the day and year set forth below.

                                         CIVITAS BANKGROUP, INC.

                                         By: ___________________________________
                                         Title: ________________________________

                                         OPTIONEE:

                                         _______________________________________
                                         [OPTIONEE]

                                         Date:_________________________

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